     NUMBER                                                       SHARES
     GC

                               [LOGO OF GENAERA]
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $.002                                            CUSIP 36867G 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


          THIS certifies that










          is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                              GENAERA CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, By-Laws and all Amendments thereto, to all of which the holder, by acceptance hereof assents.
          This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                                    [SEAL]

          /s/Christopher P. Schuittker  /s/Roy Clifford Levitt, M.D.
             Secretary                     President and Chief Executive Officer


                                       Countersigned and Registered:
                                                   STOCKTRANS, INC.
                                                   44 West Lancaster Ave,
                                                   Ardmore, PA 19003

                                                                  Transfer Agent
                                                                  and Registrar,
                                       By



                                                            Authorized Signature

                              GENAERA CORPORATION

  The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT- ______ Custodian________
                                                        (Cust)           (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right              Act _________________________
          of survivorship and not as                             (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

     For value received, ___________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

--------------------------------------------------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:_________________________

                                     ___________________________________________
                            NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE 174B-15.